UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2026

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common shares	NBR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 7, 2026, Nabors Industries, Inc. (“Nabors Delaware”), a wholly owned subsidiary of Nabors Industries Ltd. (the “Company”), and the Company entered into an Incremental Joinder to the A&R Credit Agreement (the “Joinder”), among themselves, BOKF, NA dba Bank of Texas, as the incremental letters of credit facility participant, the issuing banks party thereto and Citibank, N.A., as administrative agent, joining to and amending the amended and restated credit agreement dated June 17, 2024 (as amended, restated, supplemented or otherwise modified prior to April 7, 2026, the “A&R Credit Agreement”), among Nabors Delaware, the Company, the other guarantors from time to time party thereto, the revolving lenders, the letter of credit facility participants, the issuing banks and other lenders party thereto and Citibank, N.A., as administrative agent.

The Joinder provides for the establishment of an increase in the Letters of Credit Maximum Amount (as defined in the A&R Credit Agreement) in an aggregate amount equal to $25,000,000. After giving effect to the foregoing increase, Nabors Delaware shall be permitted to issue reimbursement obligations under letters of credit in an aggregate principal amount at any time outstanding not in excess of $150,000,000, which shall not affect revolving loan capacity.

A copy of the Joinder, which is filed as an exhibit to this Form 8-K as Exhibit 10.1, is incorporated herein by reference and should be read in its entirety for a complete description of its provisions. The summary in this report is qualified in its entirety by the text of such provisions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Incremental Joinder to the Credit Agreement, dated as of April 7, 2026, among Nabors Industries, Inc., as Borrower, Nabors Industries Ltd., as Holdings, BOKF, NA dba Bank of Texas, as the incremental letters of credit facility participant, the Issuing Banks party thereto and Citibank, N.A., as Administrative Agent.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: April 7, 2026	By:	/s/ Mark D. Andrews
Name: Mark D. Andrews
Title: Corporate Secretary